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                                                                    EXHIBIT 32.4

         CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                            SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Form 10-KSB/A (Amendment No. 1 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004) (the "Report") by Cash Systems, Inc. ("Registrant"), I, Christopher D. Larson, the Interim Chief Financial Officer of the Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

               1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 16, 2006                  By: /s/ Christopher D. Larson
                                           -------------------------------------
                                       Christopher D. Larson
                                       Interim Chief Financial Officer